Supplement to the
Fidelity® Retirement Government Money Market Portfolio
October 30, 2008
Prospectus

On December 3, 2008, the Board of Trustees of Fidelity Money Market Trust Retirement Government Money Market Portfolio (the "Fund") approved extending the participation by the Fund in the U.S. Department of the Treasury's Temporary Program for Money Market Funds through April 30, 2009 (the "Program"). If the Fund's market value per share drops below $0.995 on any day while the Program is in effect, shareholders of record on that date who also held shares in the Fund on September 19, 2008 may be eligible to receive a payment from the Treasury upon liquidation of the Fund. The amount of any payment will be based on the difference between the per share amount realized upon liquidation of the Fund and $1.00 per share. Participation by the Fund in the Program does not reflect a decision by the Fund to liquidate. Each shareholder of record's coverage is limited to the value of shares held as of record on September 19, 2008.

The Program extension requires each participating fund to pay the U.S. Department of Treasury a fee equal to 0.015% (1.5 basis points) based on the number of shares outstanding as of September 19, 2008. This expense will be borne by each fund without regard to any expense limitation currently in effect for a fund. This payment is in addition to the fee paid by each participating fund at the start of the Program in October 2008.

If the Secretary of the Treasury elects to extend the Program past April 30, 2009, the Fund will consider whether to continue to participate in the Program.

Call Fidelity with any questions regarding the Fund's participation in the Program. More information about the Program is available on the U.S. Department of Treasury's website at www.ustreas.gov.

RGM-08-03 December 19, 2008
1.478079.112

Supplement to the
Fidelity® Retirement Money Market Portfolio
October 30, 2008
Prospectus

On December 3, 2008, the Board of Trustees of Fidelity Money Market Trust Retirement Money Market Portfolio (the "Fund") approved extending the participation by the Fund in the U.S. Department of the Treasury's Temporary Program for Money Market Funds through April 30, 2009 (the "Program"). If the Fund's market value per share drops below $0.995 on any day while the Program is in effect, shareholders of record on that date who also held shares in the Fund on September 19, 2008 may be eligible to receive a payment from the Treasury upon liquidation of the Fund. The amount of any payment will be based on the difference between the per share amount realized upon liquidation of the Fund and $1.00 per share. Participation by the Fund in the Program does not reflect a decision by the Fund to liquidate. Each shareholder of record's coverage is limited to the value of shares held as of record on September 19, 2008.

The Program extension requires each participating fund to pay the U.S. Department of Treasury a fee equal to 0.015% (1.5 basis points) based on the number of shares outstanding as of September 19, 2008. This expense will be borne by each fund without regard to any expense limitation currently in effect for a fund. This payment is in addition to the fee paid by each participating fund at the start of the Program in October 2008.

If the Secretary of the Treasury elects to extend the Program past April 30, 2009, the Fund will consider whether to continue to participate in the Program.

Call Fidelity with any questions regarding the Fund's participation in the Program. More information about the Program is available on the U.S. Department of Treasury's website at www.ustreas.gov.

RMM-08-03 December 19, 2008
1.478064.112